                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                     Case No.: 399-02649 THROUGH 399-02680
                                                     ---------------------------
      SERVICE MERCHANDISE COMPANY, INC.    Judge:    PAINE
      ---------------------------------              ---------------------------
                                           Chapter 11

Debtor(s)

         MONTHLY OPERATING REPORT FOR PERIOD ENDING          July 28, 2002
                                                    ----------------------------
         COMES NOW,               SERVICE MERCHANDISE COMPANY, INC.
                    ------------------------------------------------------------

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing July 1, 2002 and ending July 28, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

           X     Monthly Reporting Questionnaire (Attachment 1)
         ------
           X     Comparative Balance Sheets (Forms OPR-1 & OPR-2)
         ------
          N/A    Summary of Accounts Receivable (Form OPR-3)
         ------
           X     Schedule of Postpetition Liabilities (Form OPR-4)
         ------
           X     Statement of Income (Loss) (Form OPR-5)
         ------

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date:  August 20, 2002          DEBTOR-IN-POSSESSION
       ---------------

                                By:               /s/ Michael E. Hogrege, Sr.
                                                  ------------------------------
                                Name and Title:   MICHAEL E. HOGREFE, SR. VP AND
                                                    CHIEF FINANCIAL OFFICER
                                                  ------------------------------
                                Address:          7100 SERVICE MERCHANDISE DRIVE
                                                  ------------------------------
                                                  BRENTWOOD, TENNESSEE 37027
                                                  ------------------------------
                                Telephone No:     (615) 660-3340
                                                  ------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 1, 2002 THROUGH JULY 28, 2002

1. PAYROLL

                                                                                          WAGES                       TAXES
    OFFICERS                                    TITLE                              GROSS          NET            DUE         PAID
------------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE        SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,     $ 30,071.90   $ 20,160.83     $2,295.44   $ 6,498.86
                         GENERAL COUNSEL AND SECRETARY
MICHAEL E. HOGREFE     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        $ 26,215.82   $ 17,537.01     $1,931.80   $ 5,387.59
JOE M. ELLIOTT         VICE PRESIDENT, PROPERTY ADMINISTRATION                  $281,541.80   $199,854.80     $      --   $81,687.00


The associate listed below received terminated vacation pay and severance included in the amounts above.
JOE M. ELLIOTT
                                                                                $ 16,156.76   Vacation
                                                                                $265,385.04   Severance





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 1, 2002 THROUGH JULY 28, 2002


2.  INSURANCE

                                                                COVERAGE        POLICY       EXPIRATION    PREMIUM     DATE COVERAGE
TYPE                            NAME OF CARRIER                  AMOUNT         NUMBER          DATE       AMOUNT      PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                        Fireman's Fund Insurance Co    $5 Million     01MXI9761300    12/31/02      $478,750     12/31/02
                                Royal Indemnity Co.            11.5 Million    R2HD325112     12/31/02       $50,000     12/31/02
Boiler & Machinery              Hartford Steam Boiler          $10 Million     FBP4914359     12/31/02       $20,248     12/31/02
Transit                         Fireman's Fund Insurance Co    $1 Million    OIMXI97600751    12/31/02       $10,000     12/31/02
General Liability               Ace American Ins Co            $5 Million     XSLG2057804A    12/31/02      $250,000     12/31/02
Tenants Liability - AOS         Pacific Employers Ins. Co.     $5 Million     HDOG20578129    12/31/02  Incl. In GL      12/31/02
Tenants Liability-First Union   Pacific Employers Ins. Co.     $5 Million     HODG20578087    12/31/02  Incl. In GL      12/31/02
TN-Work Comp Assigned Rsk       Continental Casualty Co        Statutory    6S59UB878X943102  06/01/03        $3,989     06/01/03
Auto                            Pacific Employers Ins Co       $1 Million     ISAH07969661    12/31/02       $43,572     12/31/02
Umbrella                        Westchester Fire               $25 Million     CUA151233      06/30/03      $280,400     06/30/03
International                   Ace American Ins Co            $1 Million      PHF051491      12/31/02        $2,500     12/31/02
Directors & Officers            Continental Insurance Co       $10 Million     300714943      12/31/02      $514,286     12/31/02
                                Federal Insurance Co           $10 Million     81278902-A     12/31/02      $470,250     12/31/02
                                Royal Insurance Co             $10 Million     PSF000009      12/31/02      $470,250     12/31/02
Fiduciary                       National Union Fire Ins Co     $5 Million       8726812       12/31/02       $29,839     12/31/02



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 1 THOUGH JULY 28, 2002


3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE                                                     --

CORPORATE ACCOUNTS                                                          1,714,652


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)            (20,999)


OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                            81,747


INVESTMENTS
SHORT TERM INVESTMENTS                                                     98,268,553

TOTAL CASH PER GENERAL LEDGER                                           $ 100,043,952
                                                                        =============



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 1 THOUGH JULY 28, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                            ACTUAL       ACTUAL       ACTUAL         ACTUAL       TOTAL

                                  Monday   07/01/02     07/08/02     07/15/02       07/22/02     07/01/02
                                  Sunday   07/07/02     07/14/02     07/21/02       07/28/02     07/28/02
                                           --------     --------     --------       --------     --------
Receipts:
   Sales receipts/Profit Sharing            $   --      $    --       $    --       $    --      $     --
   Miscellaneous receipts                    3,956          809         1,135        10,571        16,471
   Real Estate Proceeds/Settlement              10        1,489            --            --         1,499
   Expense reiumbursements                      --           --            --            20            20
                                            ------      -------       -------       -------      --------
Total available collections                  3,966        2,298         1,135        10,591        17,990


Disbursements:
   All disbursements                         3,717        2,692         9,739         2,288        18,436
                                            ------      -------       -------       -------      --------
Total disbursements                          3,717        2,692         9,739         2,288        18,436
                                            ------      -------       -------       -------      --------

Net receipts/(disbursements)                $  249      $  (394)      $(8,604)      $ 8,303      $   (446)
                                            ======      =======       =======       =======      ========





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 1 THOUGH JULY 28, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                                              ACTUAL
                                                             07/28/02
                                                             --------
Ending total revolver balance                                $     --
Term loan                                                          --
Standby letters of credit                                       8,038
Trade letters of credit                                            --
                                                             --------
Total extensions of credit                                      8,038

Borrowing base                                                     --
                                                             --------
Availability                                                 $     --
                                                             ========




(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: July 01, 2002 THROUGH July 28, 2002

4. PAYMENTS TO PROFESSIONALS JULY 01, 2002 THROUGH JULY 28, 2002

    VENDOR #                       VENDOR NAME                                     CHECK AMT.       CHECK DATE     CHECK #
----------------------------------------------------------------------------------------------------------------------------
      67017       Barkley and Thompson                                                $640.40        07/01/02      50071024
      86237       Brusniak, Clement, Harrison and McCool, PC                          $575.00        07/02/02      50071042
      99329       Aegis Property Tax Specialists                                    $3,621.44        07/02/02      50071043
      95384       Deloitte and Touche, LLP                                         $21,714.61        07/08/02      50071239
      44013       McCarter and English                                             $15,179.53        07/08/02      50071248
      95384       Deloitte and Touche, LLP                                         $13,470.97        07/09/02      50071298
      44013       McCarter and English                                              $6,059.55        07/10/02      50071314
     100906       Peter J. Solomon Company, Ltd.                                  $140,000.00        07/11/02      B0027355
     101993       Rothschild, Inc.                                                 $15,000.00        07/11/02      B0027356
     103439       Ernst and Young Corporate Finance                                $52,468.80        07/11/02      B0027359
      71217       Bass, Berry and Sims                                             $92,333.02        07/11/02      B0027361
      98378       Skadden, Arps, Slate, Meagher and Flom, Illinois                $351,673.00        07/11/02      B0027362
      99104       Jay Alix and Associates                                           $7,551.22        07/11/02      B0027363
      99391       Otterbourg, Steindler, Houston, Rosen, PC                        $61,563.52        07/11/02      B0027364
      99454       Harwell, Howard, Hyne, Gabbert and Manner, PC, Inc.               $7,795.20        07/11/02      B0027365
     101730       CBIZ Property Tax Solutions, Inc.                                 $4,663.17        07/12/02      50071369
     101730       CBIZ Property Tax Solutions, Inc.                                   $142.30        07/12/02      50071370
     101730       CBIZ Property Tax Solutions, Inc.                                   $564.42        07/12/02      50071371
     101730       CBIZ Property Tax Solutions, Inc.                                 $6,456.28        07/12/02      50071372
      99329       Aegis Property Tax Specialists                                    $2,100.00        07/12/02      50071378
     101730       CBIZ Property Tax Solutions, Inc.                                   $342.71        07/15/02      50071397
     101730       CBIZ Property Tax Solutions, Inc.                                 $6,624.70        07/15/02      50071398
      71217       Bass, Berry and Sims                                            $120,671.31        07/15/02      B0027354
      99459       Robert L. Berger and Associates                                  $15,030.09        07/17/02      B0027375
      57117       Deloitte and Touche                                              $20,000.00        07/19/02      50071492
      57117       Deloitte and Touche                                              $20,000.00        07/19/02      50071493
      71403       Seyfarth, Shaw, Fairweather and Geraldson                         $1,475.21        07/23/02      50071571
      44013       McCarter and English                                                 $65.62        07/23/02      50071585
      48779       Loss, Pavone and Orel                                               $150.00        07/23/02      50071586
      67017       Barkley and Thompson                                                $796.50        07/23/02      50071587
     103967       Hedrick, Eatman, Garner and Kinocheloe, LLP                         $547.50        07/24/02      50071602
     103439       Ernst and Young Corporate Finance                                $21,744.00        07/25/02      B0027369
      99391       Otterbourg, Steindler, Houston, Rosen, PC                        $39,024.28        07/25/02      B0027370
      99454       Harwell, Howard, Hyne, Gabbert and Manner, PC, Inc.               $6,207.58        07/25/02      B0027371
      96221       Holt and Babbington, PC                                             $604.12        07/26/02      50071765




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)

                                                                     July 28,
                                                                       2002
                                                                    ---------
ASSETS
Current Assets:
      Cash and cash equivalents                                     $ 100,044
      Accounts receivable                                              12,120
      Prepaid Expenses                                                    331
                                                                    ---------
      TOTAL CURRENT ASSETS                                            112,495
                                                                    ---------

PROPERTY AND EQUIPMENT
      Owned assets, net of accumulated depreciation                    36,913


      Other assets and deferred charges                                19,182
                                                                    ---------
      TOTAL ASSETS                                                  $ 168,590
                                                                    =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To
Compromise
Current Liabilities:
      Accounts payable                                              $  18,385
      Accrued expenses                                                 42,167
      State & Local tax                                                   461
                                                                    ---------


      TOTAL CURRENT LIABILITIES                                        61,013
                                                                    ---------



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)



Long-Term Liabilities:
Liabilities Subject To Compromise:
      Accrued restructuring costs                                      42,066
      Long-term debt                                                  314,562
      Accounts payable                                                214,061
      Accrued expenses                                                102,273
                                                                    ---------
      Total Liabilities Subject To Compromise                         672,962

      TOTAL LIABILITIES                                               733,975
                                                                    ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
      Common stock                                                     49,935
      Additional paid-in-capital                                        5,881
      Retained (deficit) earnings                                    (621,202)
                                                                    ---------
           TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                      (565,385)

      TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY          $ 168,590
                                                                    =========


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 1, 2002 THROUGH JULY 28, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: JULY 28, 2002
FORM OPR-3 NOT APPLICABLE















Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: July 1, 2002 THROUGH July 28, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended: 07/28/2002
FORM OPR-4

                                                                   Total
                                                                 --------
Trade Accounts Payable (Merchandise)                             $ 18,385



                                                                   Total
                                                                 --------
Expense & other payables                                      *  $ 42,167





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 1, 2002 THROUGH JULY 28, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)


                                                           DATE          DATE        TOTAL
          TAXES PAYABLE                                  INCURRED         DUE         DUE
Federal income tax                               **      Various        Various    $ (1,684)

State income tax                                         Various        Various    $    (99)
                                                                                   --------

                                    SUBTOTAL                                       $ (1,783)
                                                                                   --------


Sales/use tax                       SUBTOTAL      *      Various        Various    $    558
                                                                                   --------


Personal property tax                             *      Various        Various    $    911

Real estate taxes                                 *      Various        Various    $  6,712

Inventory taxes                                   *      Various        Various    $     --

Gross receipts/bus licenses                       *      Various        Various    $   (117)

Franchise taxes                                   *      Various        Various    $    735
                                                                                   --------

                                    SUBTOTAL                                       $  8,241
                                                                                   --------


                                                                                   --------
TOTAL TAXES PAYABLE                                                                $  7,016
                                                                                   ========

*   liability included in accrued expenses on OPR-2
**  tax reserve








Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 1 THOUGH JULY 28, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                         DATE                          TOTAL DUE
                                                       INCURRED       DATE DUE     (7/28/02 BALANCE)
                                                       ---------------------------------------------
POST PETITION SECURED DEBT
           Revolver borrowings                         04/14/00          NA             $   --
           Facility standby letters of credit          04/14/00          NA              8,038
           Facility trade letters of credit            04/14/00          NA                 --
           Term loans                                  04/14/00          NA                 --
                                                                                        ------
TOTAL EXTENSIONS OF CREDIT                                                              $8,038
                                                                                        ======


ACCRUED INTEREST PAYABLE                                                                $   --
                                                                                        ======

           As of 4/16/02, The Standby Letters of Credit were fully cash collateralized






Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)

                                                                                      ACTIVITY
                                                                                    JULY 1, 2002
                                                                                       THROUGH
                                                                                    JULY 28, 2002
                                                                                    -------------
Net Sales                                                                              $    18

Costs of merchandise sold and buying and occupancy expense                               1,110
                                                                                       -------

Gross margin after cost of merchandise sold and buying and occupancy expenses           (1,092)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                               (872)
     Net Advertising                                                                        54
     Banking and Other Fees                                                               (112)
     Real Estate and Other Taxes                                                           374
     Supplies                                                                                4
     Communication and Equipment                                                            74
     Travel                                                                                  1
     UCC and Other Services                                                                 (5)
     Legal and Professional                                                               (167)
     Sales and Shipping                                                                    (47)
     Insurance                                                                             256
     Miscellaneous                                                                       1,768
     Credit Card Services                                                                   --
                                                                                       -------
Total Selling, General and Administrative Expenses                                       1,328



Other expense/(income), net                                                                 (9)


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                             (Debtor-in-Possession)
                                 (In thousands)


Restructuring charge (credit)                                                               --

Depreciation and amortization                                                               --
                                                                                       -------

Earnings (loss) before interest, reorganization items, and income tax                   (2,411)

Interest expense - debt                                                                     --
Interest expense - capitalized leases                                                       --
                                                                                       -------

Earnings (loss) before reorganization items, and income tax                             (2,411)

Reorganization Items:

     Legal and Professional                                                              1,107
     Miscellaneous                                                                      (4,594)
     Loss (Gain) on Disposal of Assets                                                  (7,210)
     Close Store Charges                                                                 1,397
                                                                                       -------
     Total Reorganization Items                                                         (9,300)

Earnings (loss) before income tax                                                        6,889
     Income tax benefit                                                                     --
     Cumulative Effect of Change in Accounting Principles                                   --
                                                                                       -------

Net earnings (loss)                                                                    $ 6,889
                                                                                       =======


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.